UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 8, 2009
Cornerstone Therapeutics Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-50767 (Commission File Number)	04-3523569 (IRS Employer Identification No.)

1255 Crescent Green Drive, Suite 250, Cary, NC (Address of Principal Executive Offices)	27518 (Zip Code)
Registrant’s telephone number, including area code: (919) 678-6611
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
          On July 8, 2009, Cornerstone Therapeutics Inc. announced that it will hold a special meeting of its stockholders on August 27, 2009. At the special meeting of stockholders, Cornerstone’s stockholders will be asked approve a series of amendments to Cornerstone’s certificate of incorporation that if adopted will implement governance arrangements and provide Chiesi Farmaceutici SpA with certain majority stockholders rights. Cornerstone has agreed with Chiesi that it would present these proposals to its stockholders in connection with the issuance and sale of Cornerstone’s common stock to Chiesi pursuant to the Stock Purchase Agreement, dated as of May 6, 2009, between Cornerstone and Chiesi.
          Reference is hereby made to the press release, which is attached as Exhibit 99.1 hereto, and is incorporated herein by reference.
Important Information
          Cornerstone has filed a proxy statement and other documents regarding the proposed amendments to Cornerstone’s certificate of incorporation with the SEC. Security holders are urged to read the proxy statement carefully because it contains important information about Cornerstone and the proposed amendments. A definitive proxy statement will be sent to stockholders of Cornerstone seeking their approval of the proposed amendments. Investors and security holders may obtain a free copy of the definitive proxy statement (when available) and other documents filed by Cornerstone with the SEC at the SEC’s website at www.sec.gov or from Cornerstone’s website at www.crtx.com. The definitive proxy statement (when available) and other relevant documents may also be obtained free of cost by directing a request to Cornerstone Therapeutics Inc., 1255 Crescent Green Drive, Suite 250, Cary, North Carolina 27518, attention: Chief Financial Officer.
Participants in Solicitation
          Cornerstone and its directors, members of management and other employees may be deemed to be participants in the solicitation of proxies from the stockholders of Cornerstone in connection with the transaction. Information about Cornerstone and its directors and executive officers can be found in Cornerstone’s proxy statement and Annual Report on Form 10-K for the year ended December 31, 2008 previously filed with the SEC. Additional information regarding the interests of those persons may be obtained by reading the proxy statement relating to the proposed amendments to Cornerstone’s certificate of incorporation when it becomes available.
Item 9.01 Financial Statements and Exhibits
99.1     Press Release issued by Cornerstone Therapeutics Inc. dated July 8, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNERSTONE THERAPEUTICS INC.
Dated: July 8, 2009	By:	/s/ David Price
David Price
Executive Vice President, Finance and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by Cornerstone Therapeutics Inc. dated July 8, 2009